Exhibit 10.1

EXECUTION COPY

AMENDMENT NO.  8 AND WAIVER TO THE BRIDGE LOAN AGREEMENT

Dated as of May 21, 2009

AMENDMENT NO. 8 AND WAIVER TO THE BRIDGE LOAN AGREEMENT (this “Amendment and Waiver”) among Capmark Financial Group Inc., a Nevada corporation (the “Company”), the financial institutions and other institutional lenders party hereto, and Citicorp North America, Inc., as administrative agent (the “Agent”) for the Lenders.

RECITALS:

(1)           The Company, the financial institutions and other institutional lenders party thereto (the “Lenders”), the Agent and the other agents party thereto have entered into that certain Bridge Loan Agreement dated as of March 23, 2006, as amended by Amendment No. 1 to the Bridge Loan Agreement dated as of December 7, 2006, Amendment No. 2 to the Bridge Loan Agreement dated as of June 30, 2008,  Amendment No. 3 to the Bridge Loan Agreement dated as of March 23, 2009, Amendment No. 4 to the Bridge Loan Agreement dated as of March 24, 2009, Amendment No. 5 to the Bridge Loan Agreement dated as of April 9, 2009, Amendment No. 6 and Waiver to the Bridge Loan Agreement  dated as of April 20, 2009 and Amendment No. 7 and Waiver to the Bridge Loan Agreement dated as of May 8, 2009 (as further amended, supplemented or otherwise modified, the “Bridge Loan Agreement”).  Capitalized terms not otherwise defined in this Amendment and Waiver have the same meanings as specified in the Bridge Loan Agreement.

(2)           The Company has requested that the Lenders agree to (a) extend the Maturity Date of the Loans under the Bridge Loan Agreement (any such Lender agreeing to so extend, an “Extending Lender”) as hereinafter set forth and (b) waive certain covenants under the Bridge Loan Agreement.

(3)           Pursuant to subsection 9.1(a) of the Bridge Loan Agreement, the Majority Lenders may, or, with the written consent of the Majority Lenders, the Agent may, from time to time, enter into with the Company, written amendments, supplements or modifications to the Bridge Loan Agreement for the purpose of adding any provisions to the Bridge Loan Agreement or changing in any manner the rights of the Lenders or of the Company under the Bridge Loan Agreement.

(4)           Pursuant to subsection 9.1(y)(i) of the Bridge Loan Agreement, no amendment to the Bridge Loan Agreement shall extend the scheduled date of any payment of any Loan without the consent of each Lender directly affected thereby.

(5)           The Majority Lenders and the Extending Lenders have agreed, subject to the terms and conditions stated below, to amend the Bridge Loan Agreement as hereinafter set forth.

SECTION 1.           AMENDMENTS AND WAIVER TO BRIDGE LOAN AGREEMENT

The Bridge Loan Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

(a)           Section 1.01 of the Bridge Loan Agreement is hereby amended by inserting in alphabetical order a new definition to read as follows:

“Amendment No. 8 Effective Date”: the date of effectiveness of Amendment No. 8 and Waiver in accordance with the terms thereof.

(b)           The definition of “Maturity Date” set forth in Section 1.01 of the Bridge Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Maturity Date” means with respect to any Loans and Commitments held on the Amendment No. 8 Effective Date, May 29, 2009 at 5:00 p.m. EDT.

(c)           The Agent and the Majority Lenders hereby waive, solely for the period commencing on the date hereof through May 29, 2009 at 5:00 p.m. EDT (the “Waiver Termination Date”), the Events of Default arising directly from the Company’s failure to maintain, pursuant to Section 6.1 of the Bridge Loan Agreement, the Total Consolidated Indebtedness at the last day of each of the fiscal quarters ended December 31, 2008 and March 31, 2009 to Total Capitalization at such dates at a ratio not greater than 0.87 to 1.0, in each case without giving effect to ARB51, FIN 46(R) or FAS 66 in each case in relation to the Company’s affordable tax credit syndication business (the “Bridge Loan Agreement Events of Default”).

(d)           Until the Waiver Termination Date, the Majority Lenders hereby agree to forbear (and instruct the Agent to forbear) from exercising any right or remedy under the Bridge Loan Agreement as a result of the occurrence and continuance of the Events of Default arising from the Bridge Loan Agreement Events of Default.

(e)           On the Waiver Termination Date, without any further action by the Agent and the Majority Lenders, all of the terms and provisions set forth in the Bridge Loan Agreement with respect to any Event of Default thereunder that is waived hereunder and not cured prior to the Waiver Termination Date shall have the same force and effect as if this Amendment and Waiver had not been entered into by the parties hereto, and the Agent and the Majority Lenders shall have all of the rights and remedies afforded to them under the Bridge Loan Agreement with respect to any such Event of Default as though no waiver had been granted by them hereunder.  Notwithstanding anything contained herein to the contrary, the foregoing waivers are not intended and shall not be deemed or construed to constitute a waiver of any Default or any other Event of Default that hereafter may occur under the Bridge Loan Agreement or to establish a custom or course of dealing among the Company, the Agent, the Majority Lenders or any of them.  Except as specifically set forth herein, the Agent and the Majority Lenders hereby expressly reserve all of their rights and remedies under the Bridge Loan Agreement, the other Loan Agreements and applicable law.

(f)            The Company agrees that, until the Waiver Termination Date, it shall not make, or cause to be made, any repayment in respect of the Loans.

(g)           From the date hereof until the Waiver Termination Date, notwithstanding the provisions of Section 9.6 of the Bridge Loan Agreement, no Lender shall be permitted to (i) assign or otherwise transfer to one or more Assignees all or a portion of its rights or obligations under the Bridge Loan Agreement or (ii) sell participations to one or more Participants in all or a portion of its rights or obligations under the Bridge Loan Agreement, in each case pursuant to Section 9.6 of the Bridge Loan Agreement.

(h)           The Company hereby agrees to negotiate in good faith with the Agent and Lenders to finalize by no later than May 29, 2009 the amendments to the Bridge Loan Agreement and to the Senior Credit Facility and the definitive documentation for the “Facility” described in the commitment letters dated on or about May 6, 2009 (together with the Term Sheet referred to therein, the “Commitment Letters”) entered into by certain Lenders and certain lenders under the Senior Credit Facility, in each case on substantially the terms and conditions set forth in the Commitment Letters.

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SECTION 2.           CONDITIONS OF EFFECTIVENESS

This Amendment and Waiver shall become effective as of the date first above written when, and only when, the following conditions have been satisfied:

(a)           the Agent shall have received counterparts of this Amendment and Waiver executed by the Company, the Majority Lenders, the Extending Lenders, and/or, as to any such Majority Lender and Extending Lender, advice satisfactory to the Agent that such Lender has executed this Amendment and Waiver;

(b)           the Agent shall have received a certificate of the Secretary or Assistant Secretary of the Company, in form and substance satisfactory to the Agent, which certificate shall (i) certify as to the incumbency and signature of the officers of the Company executing this Amendment and Waiver (with the President, a Vice President, the Secretary or Assistant Secretary of the Company attesting to the incumbency and signature of the Secretary or Assistant Secretary providing such certificate), (ii) have attached to it a true and correct copy of the resolutions of the Board of Directors of the Company, which resolutions shall authorize the execution, delivery and performance of this Amendment and Waiver, and (iii) certify that, as of the date of such certificate (which shall not be earlier than the date hereof), none of such resolutions shall have been amended, supplemented, modified, revoked or rescinded;

(c)           the Agent shall have received satisfactory evidence that Waiver No. 3 to the Senior Credit Facility dated as of the date hereof shall have become effective;

(d)           each Guarantor has executed and delivered a consent in the form of Annex A hereto; and

(e)           all other fees and expenses of the Agent and the Lenders (including (i) all reasonable fees and expenses of counsel to the Agent and (ii) all retainers for counsel to the Agent and advisor to the Agent), to the extent invoiced prior to the date hereof, shall have been paid.

SECTION 3.           CONFIRMATION OF REPRESENTATIONS AND WARRANTIES

(a)           The Company hereby represents and warrants, on and as of the date hereof, that the representations and warranties contained in the Bridge Loan Agreement (to the extent relating to the Company) are true and correct in all material respects on and as of the date hereof, before and after giving effect to this Amendment and Waiver, as though made on and as of the date hereof, other than any such representations or warranties that, by their terms, refer to a specific date.

SECTION 4.           AFFIRMATION OF THE COMPANY

The Company hereby consents to the amendments and waiver to the Bridge Loan Agreement effected hereby, and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment and Waiver, the obligations of the Company contained in the Bridge Loan Agreement, as amended hereby, or in any other Loan Documents to which it is a party are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects.

SECTION 5.           REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS

(a)           On and after the effectiveness of this Amendment and Waiver, each reference in the Bridge Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Bridge Loan Agreement and each reference in the Notes and each of the other Loan Documents to “the Bridge Loan Agreement”, “thereunder”, “thereof” or words of like import referring to the Bridge

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Loan Agreement shall mean and be a reference to the Bridge Loan Agreement as amended by this Amendment and Waiver.

(b)           The Bridge Loan Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment and Waiver, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)           The execution, delivery and effectiveness of this Amendment and Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Bridge Loan Agreement or any other Loan Document, nor constitute a waiver of any provision of the Bridge Loan Agreement or any other Loan Document.

SECTION 6.           COSTS, EXPENSES

The Company agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and Waiver and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of subsection 9.5 of the Bridge Loan Agreement.

SECTION 7.           EXECUTION IN COUNTERPARTS

This Amendment and Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment and Waiver by telecopier or in “pdf” or similar format by electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment and Waiver.

SECTION 8.           GOVERNING LAW

This Amendment and Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CAPMARK FINANCIAL GROUP INC., as the Company

By:	/s/ Gregory J. McManus
	Name:	Gregory J. McManus
	Title:	Executive Vice President and Chief Financial Officer

Acknowledged:

CITICORP NORTH AMERICA, INC.,
as the Agent

By:	/s/ Trevor Houston
	Name:	Trevor Houston
	Title:	Managing Director

Citicorp North America Inc.,
as a Majority Lender

By:	/s/ Trevor Houston
	Name:	Trevor Houston
	Title:	Managing Director

JP Morgan Chase,
as a Majority Lender

By:	/s/ Melissa Roman
	Name:	Melissa Roman
	Title:	Vice President

Credit Suisse, Cayman Islands Branch,
as a Majority Lender

By:	/s/ Didier Siffer
	Name:	Didier Siffer
	Title:	Managing Director

By:	/s/ Michael Criscito
	Name:	Michael Criscito
	Title:	Managing Director

DK Acquisition Partners, L.P., by M.H.
Davidson & Co., its General Partner,
as a Majority Lender

By:	/s/ Conor Bastable
	Name:	Conor Bastable
	Title:	General Partner

The Royal Bank of Scotland plc,
as a Majority Lender

By:	/s/ Michael Fabiano
	Name:	Michael Fabiano
	Title:	Senior Vice President

Goldman Sachs Credit Partners L.P.,
as a Majority Lender

By:	/s/ Caroline Benton
	Name:	Caroline Benton
	Title:	Authorized Signatory

Deutsche Bank AG, New York,
as a Majority Lender

By:	/s/ Emile Van den Bol
	Name:	Emile Van den Bol
	Title:	Managing Director

By:	/s/ R. Chris Jones
	Name:	R. Chris Jones
	Title:	Director

Annex A to

Amendment No. 8 and Waiver to the Bridge Loan Agreement

Form of Guarantor Consent

CONSENT

Reference is made to the Bridge Loan Agreement, dated as of March 23, 2006, as amended by Amendment No. 1 to the Bridge Loan Agreement, dated as of December 7, 2006, Amendment No. 2 to the Bridge Loan Agreement, dated as of June 30, 2008, Amendment No. 3 to the Bridge Loan Agreement, dated as of March 23, 2009, Amendment No. 4 to the Bridge Loan Agreement, dated as of March 24, 2009, Amendment No. 5 to the Bridge Loan Agreement, dated as of April 9, 2009, Amendment No. 6 and Waiver to the Bridge Loan Agreement dated as of April 20, 2009, Amendment No. 7 and Waiver to the Bridge Loan Agreement dated as of May 8, 2009 and Amendment No. 8 and Waiver to the Bridge Loan Agreement dated as of May 21, 2009 among Capmark Financial Group Inc. (the “Company”), the financial institutions and other institutional lenders party thereto, Citicorp North America, Inc., as administrative agent for the Lenders and the other agents party thereto (such Bridge Loan Agreement, as so amended, the “Bridge Loan Agreement”).

Each of the undersigned confirms and agrees that notwithstanding the effectiveness of the foregoing Amendment No. 8 and Waiver to the Bridge Loan Agreement, each Loan Document to which such Person is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, in each case as amended by Amendment No. 8 and Waiver to the Bridge Loan Agreement (in each case, as defined therein).

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COMMERCIAL EQUITY INVESTMENTS, INC.,
as a Guarantor

By:	/s/ Anne E. Kelly
	Name:	Anne E. Kelly
	Title:	Treasurer

CAPMARK CAPITAL INC.,
as a Guarantor

By:	/s/ Gregory J. McManus
	Name:	Gregory J. McManus
	Title:	President

NET LEASE ACQUISITION LLC,
as a Guarantor

By:	/s/ Gregory J. McManus
	Name:	Gregory J. McManus
	Title:	President

CAPMARK FINANCE INC.,
as a Guarantor

By:	/s/ Gregory J. McManus
	Name:	Gregory J. McManus
	Title:	Executive Vice President and Chief Financial Officer

CAPMARK INVESTMENTS LP,
as a Guarantor

By:	/s/ Keith Kooper
	Name:	Keith Kooper
	Title:	President

MORTGAGE INVESTMENTS, LLC,
as a Guarantor

By:	/s/ Jay N. Levine
	Name:	Jay N. Levine
	Title:	President

SJM CAP, LLC,
as a Guarantor

By:	/s/ Gregory J. McManus
	Name:	Gregory J. McManus
	Title:	President

CRYSTAL BALL HOLDING OF BERMUDA LIMITED,
as a Guarantor

By:	/s/ Peter A. Widmann
	Name:	Peter A. Widmann
	Title:	President